EXHIBIT 10.15.3

THIRD AMENDMENT
TO
AMENDED AND RESTATED MASTER LEASE AGREEMENT,
AMENDED AND RESTATED SECURITY AGREEMENT
AND
AMENDED AND RESTATED GUARANTY

          This THIRD AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT, AMENDED AND RESTATED SECURITY AGREEMENT AND AMENDED AND RESTATED GUARANTY (this "Third Amendment") is executed and delivered as of this __ day of December, 2005, among the lessor entities identified on the signature page hereof (collectively, "Lessor"), the lessee entities identified on the signature page hereof (collectively, "Lessee"), OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation ("Omega"), and SUN HEALTHCARE GROUP, INC., a Delaware corporation, as guarantor ("Guarantor").  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Master Lease (as defined below).

RECITALS:

     A.     The parties hereto entered into a certain Amended and Restated Master Lease Agreement, dated as of March 1, 2004 but effective as of December 1, 2003 (the "Original Master Lease"), pursuant to which (i) four (4) former master leases between Lessor (and certain of its affiliates) and Lessee (and certain of its affiliates) were combined, amended and restated and (ii) among other things, Lessor continued to lease to Lessee thirty-five (35) licensed nursing homes, rehabilitation hospitals and other healthcare facilities, all as described in the Master Lease.

     B.     Simultaneously with the execution and delivery of the Original Master Lease, Lessee and Lessor also entered into a certain Amended and Restated Security Agreement, dated as of March 1, 2004 but effective as of December 1, 2003 (the "Security Agreement"), pursuant to which Lessee granted to Lessor certain collateral as security for Lessee's obligations under the Original Master Lease.

     C.     Simultaneously with the execution and delivery of the Original Master Lease, Guarantor executed and delivered to Lessor and Omega a certain Amended and Restated Guaranty, dated as of March 1, 2004 but effective as of December 1, 2003 (the "Guaranty"), guarantying all obligations of Lessee under the Original Master Lease.

     D.     The parties hereto amended the Original Master Lease, the Security Agreement and the Guaranty pursuant to the terms of that certain First Amendment To Amended And Restated Master Lease Agreement, Amended And Restated Security Agreement And Amended And Restated Guaranty dated as of December 1, 2004 (the "First Amendment to Master Lease"), whereby the parties, among other things, completed the outstanding exhibits to the Master Lease and the Security Agreement and further amended the Master Lease, Security Agreement and Guaranty by that certain Second Amendment To Amended And Restated Master Lease Agreement, Amended And Restated Security Agreement And Amended And Restated Guaranty dated as of March ___, 2005 (the "Second Amendment to Master Lease"), whereby the parties amended the Master Lease to provide the parameters by which Lessee will complete certain repairs and renovations to the

Whittier Facility as originally set forth in one of the leases described in Recital A above which was combined into the Original Master Lease.  The Original Master Lease as amended by the First Amendment to Master Lease and by the Second Amendment to Master Lease will hereinafter be referred to as the "Master Lease."

     E.     Peak Medical Corporation ("Peak") and Guarantor have now requested that Lessor consent to the merger of Peak into a wholly owned subsidiary of Guarantor and Lessor has agreed to consent thereto subject to the further amendment of the Master Lease, Security Agreement and Guaranty to include thereunder the two facilities currently leased by a subsidiary of Peak from Lessor under the terms of that Master Lease dated as of March 26, 1999 between Omega, as Lessor, and Peak Medical of Idaho, Inc., a Delaware corporation, as Lessee (the "Peak Lease") and commonly known as Idaho Falls Care Center in Idaho Falls, Idaho (the "Idaho Falls Facility") and Twin Falls Care Center in Twin Falls, Idaho (the "Twin Falls Facility" and together with the Idaho Falls Facility, the "Peak Idaho Facilities").

     F.     The parties are interested in documenting the terms and conditions on which the Master Lease, Security Agreement and Guaranty will be so amended.

     G.     Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Master Lease.

AGREEMENT:

          NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               1.     Global Amendments. From and after the Effective Date (as defined below), the Master Lease, the Security Agreement and the Guaranty are amended as follows:

               (a)     Any and all references to the Lessee in the Master Lease, the Security Agreement and the Guaranty shall be deemed to include Peak Medical of Idaho, Inc., a Delaware corporation (the "Peak Lessee").

               (b)     Exhibit A (Facility List) to the Master Lease and Exhibit D (Trade Names) to the Security Agreement are hereby deleted in their entirety and Exhibit A attached to this Third Amendment is inserted in lieu thereof and accordingly any and all references in the Master Lease to the Facilities or to the Leased Properties and any and all references in the Security Agreement to the Facilities shall be deemed to be references to the thirty three (33) facilities listed on Exhibit A attached to this Third Amendment.

               (c)     Exhibit B (Legal Descriptions) to the Master Lease and Exhibits A-1 through A-35 ("Legal Descriptions") to the Security Agreement are hereby deleted in their entirety and Exhibit B attached to this Third Amendment is inserted in lieu thereof and accordingly any and all references in the Master Lease to Exhibit B or in the Security Agreement to Exhibits A-1 through A-35 shall be deemed to be references to Exhibit B hereto.

     2.     Amendments to Master Lease.  From and after the Effective Date, the Master Lease is hereby amended as follows:

               (a)     Schedule II to the Master Lease, which was inadvertently not included in the First Amendment to the Master Lease, is attached as Schedule II hereto.

               (b)     Exhibit C (Minimum Purchase Price) to the Master Lease is hereby deleted in its entirety and Exhibit C attached to this Third Amendment is inserted in lieu thereof.

               (c)     Exhibit D (Permitted Encumbrances) to the Master Lease is hereby deleted in its entirety and Exhibit D attached to this Third Amendment is inserted in lieu thereof.

               (d)     The definition of Base Rent is amended by inserting the following as new subsection (C):

   (C)     Solely as to the Peak Idaho Facilities, the Base Rent during the remainder of the Initial Continued Term shall be:

     (1)     For the period from the Effective Date through December, 2005, $1,237,319.76 multiplied by a fraction, the numerator of which is the number of days in the period from the Effective Date through December 31, 2005 and the denominator of which is 365; provided, however, in the event the Effective Date is subsequent to December 31, 2005, then the Base Rent for the Peak Idaho Facilities as of the Effective Date shall be determined in accordance with clause (2) below; and

     (2)     For each Lease Year following 2005, the Base Rent for the previous Lease Year, increased by the lesser of (x) 235 basis points over the ten year treasury securities constant maturity rate in effect for the month of December immediately prior to each such increase and (y) two and one-half percent (2.5%), it being understood and agreed that such increase shall be calculated in the same manner and using the same formula as applies to the balance of the Facilities which are subject to the Master Lease.

     (e)     The following definitions are added to the Master Lease in the appropriate alphabetical order:

Letter of Credit Agreement: An agreement between Lessor, Lessee and Guarantor, as the same may be amended, modified, replaced or restated from time to time, providing for a letter of credit to be delivered to Lessor as the Security Deposit.

Security Deposit: Two Hundred Sixty Two Thousand Five Hundred and no/100 Dollars ($262,500.00), delivered and held in accordance with Article XL hereof.

     (f)     The following is added to the Master Lease as a new Article XL:

               40.1     Security Deposit.  The Peak Lessee previously delivered the Security Deposit to Lessor in the form of a Letter of Credit, which Lessor had been holding as security for the full and faithful performance by the Peak Lessee of each and every term, provision, covenant and condition of the Peak Lease (the "Peak Lessee L/C").  Lessor and Lessee acknowledge and agree that Lessor returned the Peak Lessee L/C to the Peak Lessee on the Effective Date in consideration for the delivery to Lessor by Guarantor on the Effective Date of a replacement Letter of Credit in the amount of the Security Deposit which shall be subject to the terms and conditions of the Letter of Credit Agreement, and which shall be held by Lessor as security for the full and faithful performance by the Lessee of each and every term, provision, covenant and condition of this Lease. If at any time the Security Deposit is in the form of cash, it shall be deposited by Lessor into an account which shall earn interest, which interest shall be added to, and become part of, the Security Deposit.  The Security Deposit shall not be considered an advance payment of Rent (or of any other sum payable to Lessor under this Lease) or a measure of Lessor's damages in case of a default by Lessee.  The Security Deposit shall not be considered a trust fund, and Lessee expressly acknowledges and agrees that Lessor is not acting as a trustee or in any fiduciary capacity in controlling or using the Security Deposit.  Lessor shall have no obligation to maintain the Security Deposit separate and apart from Lessor's general and/or other funds.  The Security Deposit, less any portion thereof applied as provided in the Letter of Credit Agreement or in Section 40.2 shall be returned to Lessee within sixty (60) days following the expiration of the Term.

               40.2     Application of Security Deposit.  If Lessee defaults in respect of any of the terms, provisions, covenants and conditions of this Lease, including, but not limited to, payment of any Rent and other sums of money payable by Lessee, Lessor may, but shall not be required to, in addition to and not in lieu of any of the rights and remedies available to Lessor, use and apply all or any part of the Security Deposit to the payment of any sum in default, or any other sum, including, but not limited to, any damages or deficiency in reletting the Leased Properties, which lessor may expend or be required to expend by reason of Lessee's default.  Whenever, and as often as, Lessor has applied any portion of the Security Deposit to cure Lessee's default hereunder, Lessee shall, within ten (10) days after Notice from Lessor, deliver a new letter of credit to Lessor (or, at Lessor's option, deposit additional money with Lessor) sufficient to restore the Security Deposit to the full amount originally provided or paid, and Lessee's failure to do so shall constitute an Event of Default hereunder without any further Notice.

               40.3     Transfer of Security Deposit.  If Lessor transfers its interest under this Lease, Lessor shall assign the Security Deposit to the new lessor and thereafter Lessor shall have no further liability for the return of the Security Deposit, and Lessee agrees to look solely to the new lessor for the return of the Security Deposit.  The provisions of the preceding sentence shall apply to every transfer of assignment of Lessor's interest under this Lease.  Lessee agrees that it will not assign or encumber or attempt to assign or encumber the Security Deposit and that Lessor, its successors  and assigns,  may  return the  Security Deposit  to   the   least   Lessee  in

possession at the last address for Notice given by such Lessee and that Lessor shall thereafter be relieved of any liability therefor, regardless of one or more assignments of this Lease or any such actual or attempted assignment or encumbrances of the Security Deposit.

3.     Amendment to Security Agreement.  In addition to the Amendments set forth in Section 1 hereof, from and after the Effective Date the Security Agreement shall be amended as follows:

(a)     The last paragraph of Section 2 is hereby deleted in its entirety and the following inserted in lieu thereof:

"The description of the Collateral to be included on any financing statements executed in connection herewith shall be as follows: "All personal property of Lessee, as described in that certain Amended and Restated Security Agreement, dated as of March 1, 2004 and effective as of December 1, 2003, between Lessee and Lessor, as the same may be modified, amended or restated from time to time (the "Security Agreement"), and that is located at, arises in connection with and/or is related to the real property described on Exhibits "A-1 through A-35" attached hereto and incorporated herein, provided, however, that Accounts, Cash, the Excluded Lessee's Personal Property (as those terms are defined in the Security Agreement) and the names "Sun", "SunBridge" and any variation thereof shall be excluded."

                        (b)     Exhibit B (Permitted Liens) to the Security Agreement is hereby deleted in its entirety and Exhibit E attached to this Third Amendment is inserted in lieu thereof

                        (c)     The phrase "except as set forth on Exhibit E"  in Section 4(j) is hereby deleted.

                        (d)     Exhibit C (Other Permitted Collateral Locations) to the Security Agreement is hereby deleted in its entirety and Exhibit F attached to this Third Amendment is interested in lieu thereof.

                        (e)     Exhibit E as referenced in Section 4(m) of the Security Agreement is hereby deleted in its entirety and replaced with Exhibit G attached hereto and accordingly any and all references in Section 4(m) of the Security Agreement to Exhibit E shall be deemed to be references to Exhibit G attached hereto.

        4.     Confirmation of Exhibits.  For the avoidance of doubt, the final version of the schedules and exhibits to each of the Master Lease and the Security Agreement can be found attached to the following documents:

Schedule and Exhibit	Location
Master Lease Schedule I	Schedule I to Original Master Lease

Master Lease Schedule II	Schedule II to Third Amendment to Master Lease
Master Lease Schedule III	Exhibit A First Amendment to Master Lease
Master Lease Exhibit A	Exhibit A to Third Amendment to Master Lease
Master Lease Exhibit B	Exhibit B to Third Amendment to Master Lease
Master Lease Exhibit C	Exhibit C to Third Amendment to Master Lease
Master Lease Exhibit D	Exhibit D to Third Amendment to Master Lease
Master Lease Exhibit E	Exhibit E to First Amendment to Master Lease
Master Lease Exhibit F	Omitted
Master Lease Exhibit G	Exhibit G to Original Master Lease
Master Lease Exhibit H	Exhibit H to Original Master Lease
Security Agreement Exhibit A	Exhibit B to Third Amendment to Master Lease
Security Agreement Exhibit B	Exhibit E to Third Amendment to Master Lease
Security Agreement Exhibit C	Exhibit C to Original Security Agreement
Security Agreement Exhibit D	Exhibit F to Third Amendment to Master Lease
Security Agreement Exhibit E	Exhibit G to Third Amendment to Master Lease

        5.     Name Change. In accordance with Section 4(e) of the Security Agreement, Lessor does hereby acknowledge that Lessee has advised Lessor of the proposed change in the name of the Whittier Facility (as defined in the Second Amendment) to Ballard Care & Rehabilitation and Lessor and Lessee acknowledge and agree that Exhibit D to the Security Agreement is and shall be deemed to be amended to reflect such name effective upon the filing by Lessee of the documentation with the Washington Secretary of State necessary to reflect the commencement of the operation of the Facility by Lessee under such name.

        6.     Miscellaneous.

       (a)     Ratification.  Except as herein specifically amended or otherwise provided, each of the Documents and the Escrow Instructions shall remain in full force and effect, and all of the terms and conditions thereof, as herein modified, are hereby ratified and reaffirmed.  In the event of any inconsistency between the provisions of this Amendment and any of the Documents (as defined in the Maser Lease), the terms of this Amendment shall control and govern and such Document is deemed amended to conform hereto. In furtherance and not in limitation of the foregoing, Lessee does hereby ratify and affirm the provisions of Section 1.2 of the Master Lease as the same applies to the Leased Properties as hereby amended to include the Peak Idaho Facilities.

       (b)     Execution and Counterparts.  This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but when taken together shall constitute one and the same Amendment.  To facilitate execution of this Amendment, the parties may execute and exchange by facsimile counterparts of the signature pages.

       (c)     Headings.  Section headings used in this Amendment are for convenience of reference only and shall not affect the construction of the Amendment.

       (d)     Effective Date. This Third Amendment shall be effective concurrently with the consummation of the merger of Peak into a wholly owned subsidiary of Guarantor, pursuant to which merger Peak shall be the surviving corporation and shall, upon consummation thereof, be a wholly owned subsidiary of Guarantor (the "Merger"); provided, however, in the event the Merger has not been consummated by February 1, 2006 then this Third Amendment shall be null and void and of no further force and effect.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written above.

LESSOR:

DELTA INVESTORS I, LLC, a Maryland limited liability company,
DELTA INVESTORS II, LLC, a Maryland limited liability company,
OHI ASSET, LLC, a Delaware limited liability company,
OHI ASSET (CA), LLC, a Delaware limited liability company, and
OHI ASSET (II), LLC, a Delaware limited liability company

By: OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation, Its Member

By: /s/ Daniel J. Booth Daniel J. Booth Chief Operating Officer

OMEGA:

OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation,

By: /s/ Daniel J. Booth Daniel J. Booth Chief Operating Officer

LESSEE:

CARE ENTERPRISES, INC., a Delaware corporation,
CIRCLEVILLE HEALTH CARE CORP., an Ohio corporation,
BECKLEY HEALTH CARE CORP., a West Virginia corporation,
PUTNAM HEALTH CARE CORP., a West Virginia corporation,
CARE ENTERPRISES WEST, a Utah corporation,
BRASWELL ENTERPRISES, INC., a California corporation,
MEADOWBROOK REHABILITATION CENTER, a California corporation,
REGENCY REHAB HOSPITALS, INC., a California corporation,
DUNBAR HEALTH CARE CORP., a West Virginia corporation,
MARION HEALTH CARE CORP., an Ohio corporation,
SALEM HEALTH CARE CORP., a West Virginia corporation
REGENCY-NORTH CAROLINA, INC., a North Carolina corporation,
SAN BERNARDINO REHABILITATION HOSPITAL, INC., a California corporation,
SHANDIN HILLS REHABILITATION CENTER, a California corporation,
SUNBRIDGE HEALTHCARE CORPORATION, a New Mexico corporation,
REGENCY-TENNESSEE, INC., a Tennessee corporation,
PEAK MEDICAL OF IDAHO, INC., a Delaware corporation, and

By: /s/ Michael Newman Michael Newman, Vice President

GUARANTOR:

SUN HEALTHCARE GROUP, INC. a Delaware corporation

By: /s/ Michael Newman Michael Newman, Executive Vice President

(Exhibits available upon request)